UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53164

Nevada	26-1375322
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA	90254
(Address of principal executive offices)	(Zip Code)

310-698-0728

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Dismissal of Somerset CPAs, P.C.

On December 12, 2012 (the "Dismissal Date"), the Board of Directors of Your Event, Inc. (the "Registrant") approved of the dismissal of Somerset CPAs, P.C. as the Registrant’s independent registered public accounting firm.

Somerset CPAs, P.C. was the independent registered public accounting firm for the Registrant’s from January 6, 2012 until December 12, 2012. None of Somerset CPAs, P.C. reports on the Registrant’s financial statements from January 6, 2012 through December 12, 2012, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Somerset CPAs, P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Somerset CPAs, P.C. served as the Registrant’s principal independent accountants.

However, the report of Somerset CPAs, P.C. on the financial statements of the Registrant for the year ended August 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports indicated that there was a substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Registrant has provided Somerset CPAs, P.C. with a copy of this disclosure and has requested that Somerset CPAs, P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of this letter is attached as Exhibit 16.1.

(b) Engagement of Seale and Beers, CPAs

On December 12, 2012 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged Seale and Beers, CPAs, 50 South Jones Blvd., Suite 202, Las Vegas, NV 89107, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: January 14, 2013	/s/ Masatoshi Suga
Name: Masatoshi Suga CFO and Director